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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                   May 9, 2002
                Date of Report (Date of earliest event reported)


                              CHASE INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    001-13394                51-0328047
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                  14212 County Road M-50, Montpelier, OH 43543
                    (Address of principal executive offices)

                                 (419) 485-3193
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events

     As previously announced on May 8, 2002, Olin Corporation, a Virginia corporation, ("Olin") has agreed to acquire Chase Industries Inc., a Delaware corporation ("Chase"), pursuant to an Agreement and Plan of Merger, dated as of May 7, 2002 by and among Olin, Plumber Acquisition Corp. and Chase (the "Merger Agreement"). In connection with the Merger Agreement, Olin and Court Square Capital Limited (an affiliate of Citicorp Venture Capital, a major shareholder of Chase) entered into a Voting Agreement, dated May 7, 2002.

Item 7. Exhibits.

     (c) Exhibits:

          5.1 Agreement and Form of Merger, dated as of May 7, 2002 by and among Olin Corporation, Plumber Acquisition Corp. and Chase Industries Inc.

          5.2 Voting Agreement, dated as of May 7, 2002, among Olin Corporation and Court Square Capital Limited.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 9, 2002

                              CHASE INDUSTRIES INC.


                              By:  /s/ Todd A. Slater
                                   ---------------------------------------------
                                   Todd A. Slater
                                   Chief Financial Officer




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                                  EXHIBIT INDEX


     5.1 Agreement and Form of Merger, dated as of May 7, 2002 by and among Olin Corporation, Plumber Acquisition Corp. and Chase Industries Inc.

     5.2 Voting Agreement, dated as of May 7, 2002, among Olin Corporation and Court Square Capital Limited.